Exhibit  32

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of DCM Enterprises, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August  18,  2003
by:  /s/  Albert  Reda
     -----------------
Albert  Reda
Chief  Executive  Officer  and  Principal  Financial  Officer


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